UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: MAY 31

Date of reporting period:	JUNE 1, 2005 – MAY 31, 2006
(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG

May 31, 2006

Essex Growth Fund

Essex Large Cap Growth Fund

Essex Small /Micro Cap Growth Fund

Managers AMG Funds

Essex Growth, Essex Large Cap Growth, and Essex Small/Micro Cap Growth

Annual Report—May 31, 2006

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	2

INVESTMENT MANAGER’S COMMENTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

Essex Growth Fund (formerly known as Essex Aggressive Growth Fund)	3

Essex Large Cap Growth Fund	7

Essex Small/Micro Cap Growth Fund	11

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	17
Funds’ balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	18
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	19
Detail of changes in Fund assets for the past two fiscal periods

FINANCIAL HIGHLIGHTS	21
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	24
Accounting and distribution policies, detail of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

TRUSTEES AND OFFICERS	30

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

As everyone is aware, the markets have had a very good run followed by a recent period of choppiness. We believe that the market volatility is attributable to increasing expectations that while the economy looks strong; there are many forces acting upon it to slow it down. Among the most important of these forces are rising interest rates and rising energy prices which both act as a tax on corporate and consumer income. In addition, the Federal Reserve’s past mastery of expectations management is proving to be challenging for Chairman Bernanke as he takes over at the Fed.

All of this reinforces our belief in intelligence diversification. It is clear that no one has a monopoly on good ideas. No portfolio manager is always right. And no one asset class or investment style always outperforms. With those fundamental beliefs we are pleased that you use one or more of our products in creating an asset allocation to help achieve your financial goals.

With regard to our fund family, there are a number of developments to report:

•	We will be closing the Essex Large Cap Growth Fund, but want you to know the strategy will be available to investors in the Managers Capital Appreciation Fund;

•	We have renamed the Essex Aggressive Growth Fund, the Essex Growth Fund. The Investor Class shares will convert to Institutional Class shares on June 30, 2006;

•	We launched a new First Quadrant Global Alternatives Fund,

•	Managers Fremont Bond Fund surpassed $1,000,000,000 in assets,

•	Managers Bond Fund surpassed $500,000,000 in assets, and

•	Managers Small Cap Fund closed to new investors.

We will work to continue to deliver good investment results going forward.

We have been actively reconfiguring our fund family, and believe that these developments are positive steps that will ultimately help you, our shareholders, achieve your investment goals. In addition to the information provided within this report, there is timely information and commentary about these funds and the financial markets available on our website, www.managersinvest.com.

We appreciate your continued support and look forward to assisting you in the future.

Respectfully,

Peter M. Lebovitz President Managers AMG Funds	Thomas G. Hoffman, CFA Executive Vice President Chief Investment Officer Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on-going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2006	Beginning Account Value 12/01/2005	Ending Account Value 05/31/2006	Expenses Paid During the Period*
Essex Growth Fund
Institutional Class
Actual	$1,000	$1,008	$6.46
Hypothetical (5% return before expenses)	$1,000	$1,018	$6.49
Investor Class
Actual	$1,000	$1,007	$7.71
Hypothetical (5% return before expenses)	$1,000	$1,017	$7.75

Essex Large Cap Growth
Institutional Class
Actual	$1,000	$981	$5.09
Hypothetical (5% return before expenses)	$1,000	$1,020	$5.19

Essex Small/Micro Cap Growth
Class A
Actual	$1,000	$1,097	$7.79
Hypothetical (5% return before expenses)	$1,000	$1,018	$7.49
Class C1
Projected	$1,000	$1,089	$11.67
Hypothetical (5% return before expenses)	$1,000	$1,014	$11.25

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.
[1]	Class C shares commenced operations on March 1, 2006. The amounts listed are based on the operating history of the Class A shares during the past six months plus, Class C shares Rule 12b-1 fees of 1.00%.

Essex Growth Fund

Portfolio Manager’s Comments

Year in Review

For the fiscal year ended May 31, 2006, the Essex Growth Fund (the “Fund”) gained 12.5%, solidly besting the Russell 3000 Growth Index, which returned 7.2%.

Essex maintains an overweight in health care, consumer discretionary and energy, while underweighting the technology and producer durables sectors relative to their index counterparts.

Top performing sectors for this period relative to the benchmark were energy and health care. In energy, we have not changed our positive outlook on companies with international oil exposure and retain positions in oil field equipment and services companies such as Schlumberger, Weatherford, and ENSCO International. All of these stocks performed well for the full year ended May 31, 2006. Preliminary budgets for 2006 suggest that capital spending will expand over 20% for the fourth consecutive year, which should translate into continued strong earnings gains for the equipment group. While the short-term outlook for energy stocks may be less certain, the longer term picture remains constructive given the lack of a significant global supply response in the face of rising demand requirements from emerging countries.

The Fund’s health care holdings performed well for the year. Selected mid to large cap pharmaceuticals, such as Shire and Gilead Sciences and small to mid sized biotechnology stocks such as Vertex and Celgene did particularly well. Vertex rose after presenting compelling clinical data on its novel hepatitis C drug that could meaningfully change the treatment paradigm for patients infected with this virus. In contrast, several of the large cap biotechnology stocks, such as Genzyme, gave back some of their strong gains from late last year. Essex continues to believe that the health care sector will be a market leader in the year ahead and retains an overweight position in the Fund. Our primary focus remains on companies in the biotechnology, specialty pharmaceutical and services areas. We tend to avoid most of the large branded pharmaceutical companies as earnings growth will be constrained this year and next from a wave of patent expirations and pricing pressure. In the services area, Essex emphasizes the beneficiaries of the new Medicare prescription drug program, including the pharmacy benefit managers, HMO’s and drug distributors.

In technology, leading the way were communications equipment stocks, such as Qualcomm. Companies in this sector have benefited from accelerating carrier spending to enable video delivery over new mediums as well as the introduction of third-generation wireless technologies. Another standout performer in the Fund for the quarter was Akamai Technologies, which was up significantly as a result of a heightened appreciation for the impact that digital media delivery is having on demand for its products. Generally, computer services software and computer technology stocks did not perform as well, notably, Dell which suffered as a result of a price erosion for notebook computers. Semiconductor companies also performed poorly for the period, including Maxim Integrated Products. Overall, the Fund maintains a relative underweight to technology. Over the past several months, we reduced the Fund’s holdings in hardware stocks and increased our exposure to software companies, such as BEA Systems, which is in the midst of a promising new product roll out.

In the consumer discretionary sector, our emphasis remains on selected retailers with well defined market positions, such as Coldwater Creek, as well as those with the potential for sustained operating margin improvement. Consumer services’ Wesco International, the second largest provider in the electrical distribution industry, performed well for the period as a result of traction in commercial construction, very strong earnings results, and increases in forward estimates, based on the company’s expectations for continued robust margin expansion. The media sector was a disappointing performer for the year, with the whole of the industry performing poorly.

The financial services sector turned in market beating returns for the period led by brokers, banks and diversified financial services companies. More recently, insurance stocks have been the laggards on concerns of more competitive pricing. We continue to emphasize companies with leading positions in growing markets, such as Goldman Sachs in investment banking and CB Richard Ellis in real estate services, both of which performed well for the year ended May 31, 2006.

Essex firmly believes this macroeconomic environment will continue to favor growth stocks of all sizes. Moderating economic activity suggests that corporate profits will also slow from the strong pace of the past few years. With growth perhaps becoming scarcer this year compared to last, investors will begin to place a larger premium on companies that exhibit superior gains in both revenues and earnings. The philosophy and process for this portfolio has always been to find solid growth companies that demonstrate improving business conditions, have positive catalysts for sustainable earnings improvement, and exhibit attractive valuations. There are always investment opportunities to be discovered and we will continue to invest the Essex Growth Fund in companies with earnings acceleration and growth potential not yet realized by the market.

Essex Growth Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Fund’s primary benchmark index has been changed from the S&P500 Index to the Russell 3000 Growth Index to more precisely reflect the portfolio manager’s preference for investing in companies with above average earnings or revenue growth rates. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 3000 Growth Index is unmanaged, is not available for investment, and does not incur expenses. These charts illustrate the performance of a hypothetical $10,000 investment made in the Fund’s Institutional Class shares on March 1, 2002 and the Investor Class on November 1, 1999, to $10,000 investments made in the Russell 3000 Growth Index and S&P500 for the same time periods. Performance for periods longer than one year is annualized. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Note: At the close of business February 28, 2002, all existing shares of the Fund were converted to Institutional Class shares. Results prior to March 1, 2002 are reflected in the performance table of the Investor Class.

The table below shows the average annual total returns for Essex Growth Fund – Institutional Class shares, the Russell 3000 Growth Index, and the S&P500 Index (the former benchmark) since inception through May 31, 2006.

Average Annualized Total Returns	One Year	Since Inception[2]
Essex Growth - Institutional Class	12.53%	4.38%
Russell 3000 Growth Index	7.15%	2.24%
S&P500 Index	8.64%	4.59%

[2]	Commencement of operations was March 1, 2002.

The table below shows the average annual total returns for Essex Growth Fund – Investor Class shares, the Russell 3000 Growth Index, and the S&P500 Index (the former benchmark) since inception through May 31, 2006.

Average Annualized Total Returns	One Year	Five Years	Since Inception[1]
Essex Growth - Investor Class	12.31%	(2.66)%	(0.23)%
Russell 3000 Growth Index	7.15%	(0.74)%	(3.72)%
S&P500 Index	8.64%	1.96%	0.62%

[1]	Commencement of operations was November 1, 1999.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Essex Growth Fund

Fund Snapshots

May 31, 2006

Portfolio Breakdown

Essex Growth Fund

(as a % of net assets)

Russell 3000 Growth Index

Top Ten Holdings

Security Name	Percentage of Net Assets
Yahoo!, Inc.	3.5%
Gilead Sciences, Inc.*	3.5
Schlumberger, Ltd.*	3.1
QUALCOMM, Inc.*	3.1
Novartis AG, Sponsored ADR*	2.8
CB Richard Ellis Group, Inc.	2.8
Google, Inc	2.7
MICROS Systems, Inc.*	2.7
Autodesk, Inc.	2.5
U.S. Airways Group, Inc.	2.4

Top Ten as a Group	29.1%

*	Top Ten Holding at November 30, 2005

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Essex Growth Fund

Schedule of Portfolio Investments

May 31, 2006

Essex Growth

	Shares		Value
Common Stocks - 98.1%
Consumer Discretionary - 13.3%
Central European Media Enterprises Ltd., Class A*	6,046	[2]	$359,495
Coldwater Creek, Inc.*	12,678	[2]	325,825
DreamWorks Animation SKG, Inc.*	19,397	[2]	503,352
Joseph A. Bank Clothiers, Inc.*	9,296	[2]	337,631
Ross Stores, Inc.	12,742	[2]	359,962
Starwood Hotels & Resorts Worldwide, Inc.	3,902		238,412
Station Casinos, Inc.	5,061		369,453
Texas Roadhouse, Inc., Class A*	15,180	[2]	206,600
Wesco International, Inc.*	8,494		558,396
Total Consumer Discretionary			3,259,126
Consumer Staples - 1.5%
Procter & Gamble Co.	6,548		355,229
Energy - 7.6%
ENSCO International, Inc.	9,341	[2]	466,957
Newfield Exploration Co.*	6,013		256,935
Schlumberger, Ltd.	11,476		752,481
Weatherford International, Ltd.*	7,639		397,534
Total Energy			1,873,907
Financials - 6.7%
American International Group, Inc.	5,781		351,485
CB Richard Ellis Group, Inc.*	8,805		681,243
East West Bancorp, Inc.	6,026	[2]	240,739
Goldman Sachs Group, Inc.	2,487		375,413
Total Financials			1,648,880
Health Care - 30.0%
Caremark Rx, Inc.*	8,360		401,029
Cubist Pharmaceuticals, Inc.*	21,343	[2]	505,189
Genentech, Inc.*	4,053		336,237
Genzyme Corp.*	7,051		419,535
Gilead Sciences, Inc.*	15,019		861,039
McKesson Corp.	6,615		327,443
Medtronic, Inc.	6,511	[2]	328,740
MGI Pharmaceuticals, Inc.*	19,087	[2]	343,757
MWI Veterinary Supply, Inc.*	10,580	[2]	322,690
Neurometrix, Inc.*	9,095	[2]	265,028
Novartis AG, Sponsored ADR	12,345		684,900
Omnicare, Inc.	4,136	[2]	191,745
PDL BioPharma, Inc.*	17,742	[2]	359,276
Psychiatric Solutions, Inc.*	7,070	[2]	207,858
Sepracor, Inc.*	6,552	[2]	339,197
Shire Pharmaceuticals PLC	13,142	[2]	580,745
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	14,450	[2]	526,125
Vertex Pharmaceuticals, Inc.*	10,788	[2]	$372,186
Total Health Care			7,372,719
Industrials - 10.8%
Airtran Holdings, Inc.*	16,573	[2]	203,848
AMR Corp.*	9,896		244,035
Corporate Executive Board Co.	4,041		411,051
CoStar Group, Inc.*	5,663	[2]	302,121
General Electric Co.	9,007		308,580
Joy Global, Inc.	7,052		378,974
U.S. Airways Group, Inc.*	12,699	[2]	593,042
UTI Worldwide, Inc.	7,495	[2]	204,089
Total Industrials			2,645,740
Information Technology - 27.2%
Akamai Technologies, Inc.*	15,601		488,155
Autodesk, Inc.	16,600		604,074
BEA Systems, Inc.*	38,625		523,755
Blackboard, Inc.*	8,619	[2]	228,231
Brocade Communications Systems, Inc.*	61,003	[2]	372,728
Google, Inc.*	1,765		656,262
Informatica Corp.*	41,481	[2]	583,223
Marchex, Inc.*	12,900	[2]	220,332
Marvell Technology Group Ltd.*	10,591		504,873
MICROS Systems, Inc.*	15,906	[2]	654,532
QUALCOMM, Inc.	16,616		751,209
SiRF Technology Holdings, Inc.*	7,671	[2]	224,837
Yahoo!, Inc.*	27,440	[2]	866,829
Total Information Technology			6,679,040
Telecommunication Services - 1.0%
NII Holdings, Inc., Class B*	4,398		239,515
Total Common Stocks
(cost $20,269,306)			24,074,156
Short-Term Investments - 32.9%[1]
Other Investment Companies - 30.9%
Bank of New York Institutional Cash Reserves Fund, 5.04%[3]	6,764,664		6,764,664
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.84%	818,330		818,330
Total Other Investment Companies			7,582,994
Other Short-Term Investments - 2.0%[3]
Goldman Sachs Promissory Notes, 5.17%	500,714		500,714
Total Short-Term Investments
(cost $8,083,708)			8,083,708
Total Investments 131.0%
(cost $28,353,014)			32,157,864
Other Assets, less Liabilities - (31.0)%			(7,619,645)
Net Assets - 100.0%			$24,538,219

The accompanying notes are an integral part of these financial statements.

Essex Large Cap Growth Fund

Portfolio Manager’s Comments

Year in Review

For the fiscal year ended May 31, 2006, the Essex Large Cap Growth Fund (the “Fund”) gained 5.7%, trailing the Russell 1000 Growth Index, which returned 6.1%.

Essex maintains an overweight in health care, consumer discretionary and energy, while underweighting the technology and producer durables sectors relative to their index counterparts.

Top performing sectors for this period relative to the benchmark were energy and healthcare. In energy, we have not changed our positive outlook on companies with international oil exposure and retain positions in oil field equipment and services companies such as Schlumberger, Weatherford, and ENSCO International. All of these stocks performed well for the full year ended May 31, 2006. Preliminary budgets for 2006 suggest that capital spending will expand over 20% for the fourth consecutive year, which should translate into continued strong earnings gains for the equipment group. While the short-term outlook for Energy stocks may be less certain, the longer term picture remains constructive given the lack of a significant global supply response in the face of rising demand requirements from emerging countries.

While the health care sector experienced a difficult start to 2006 with most segments lagging the broader market, there were bright spots with selected mid to large cap pharmaceuticals for the year, such as Shire and Gilead Sciences. In contrast, several of the large cap biotechnology stocks, such as Genzyme, gave back some of their strong gains from late last year. Several of the health care services stocks also fell victim to profit taking, such as United Healthcare. Essex continues to believe that the health care sector will be a market leader in the year ahead and retains an overweight position in the Fund. Our primary focus remains on companies in the biotechnology, specialty pharmaceutical and services areas. We tend to avoid most of the large branded pharmaceutical companies as earnings growth will be constrained this year and next from a wave of patent expirations and pricing pressure. In the services area, Essex emphasizes the beneficiaries of the new Medicare prescription drug program, including the pharmacy benefit managers, HMO’s and drug distributors.

In technology, leading the way were communications equipment stocks, such as Qualcomm. Companies in this sector have benefited from accelerating carrier spending to enable video delivery over new mediums as well as the introduction of third-generation wireless technologies. Generally, computer services software and computer technology stocks did not perform as well, notably Dell, which suffered as a result of a price erosion for notebook computers. Overall, the Fund maintains a relative underweight to technology. Over the past several months, we reduced the Fund’s holdings in hardware stocks and increased our exposure to software companies, such as BEA Systems, which is in the midst of a promising new product roll out.

In the consumer discretionary sector, our emphasis remains on selected retailers with well defined market positions, such as Staples, Inc., as well as those with the potential for sustained operating margin improvement. The media sector was a disappointing performer for the year, with the whole of the industry performing poorly.

The financial services sector turned in market beating returns for the period led by brokers, banks and diversified financial services companies. More recently, insurance stocks have been the laggards on concerns of more competitive pricing. We continue to emphasize companies with leading positions in growing markets, such as Goldman Sachs in investment banking and CB Richard Ellis in real estate services, both of which performed well for the year ended May 31, 2006.

Essex firmly believes this macroeconomic environment will continue to favor growth stocks of all sizes. Moderating economic activity suggests that corporate profits will also slow from the strong pace of the past few years. With growth perhaps becoming scarcer this year compared to last, investors will begin to place a larger premium on companies that exhibit superior gains in both revenues and earnings. The philosophy and process for this portfolio has always been to find solid growth companies that demonstrate improving business conditions, have positive catalysts for sustainable earnings improvement, and exhibit attractive valuations. There are always investment opportunities to be discovered and we will continue to invest the Essex Large Cap Growth Fund in companies with earnings acceleration and growth potential not yet realized by the market.

Essex Large Cap Growth Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Fund’s primary benchmark index has been changed from the S&P500 Index to the Russell 1000 Growth Index to more precisely reflect the portfolio manager’s preference for investing in companies with above average earnings or revenue growth rates. The Russell 1000 Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000 Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made Essex Large Cap Growth Fund on June 30, 2003, to $10,000 investments made in the Russell 1000 Growth Index and S&P500 Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Essex Large Cap Growth, the Russell 1000 Growth Index, and the S&P500 Index (the former benchmark) since inception through May 31, 2006.

Average Annualized Total Returns	One Year	Since Inception*
Essex Large Cap Growth Fund	5.69%	6.54%
Russell 1000 Growth Index	6.14%	8.73%
S&P500 Index	8.64%	11.49%

*	Commencement of operations was June 30, 2003.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Essex Large Cap Growth Fund

Fund Snapshots

May 31, 2006

Portfolio Breakdown

Essex Large Cap Growth Fund

(as a % of net assets)

Russell 1000 Growth Index

Top Ten Holdings

Security Name	Percentage of Net Assets
General Electric Co.*	4.3%
Yahoo!, Inc.	4.2
QUALCOMM, Inc.*	4.0
Weatherford International, Ltd.	3.8
Gilead Sciences, Inc.*	3.4
Google, Inc	3.3
Genentech, Inc.*	3.2
Schlumberger, Ltd.*	3.2
Procter & Gamble Co.*	3.1
Autodesk, Inc.*	3.1

Top Ten as a Group	35.6%

*	Top Ten Holding at November 30, 2005

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Essex Large Cap Growth Fund

Schedule of Portfolio Investments

May 31, 2006

Essex Large Cap

	Shares		Value
Common Stocks - 100.8%
Consumer Discretionary - 11.9%
Bed Bath & Beyond, Inc.*	1,062		$37,351
DreamWorks Animation SKG, Inc.*	3,152	[2]	81,794
Harrah’s Entertainment, Inc.	1,270		96,571
Ross Stores, Inc.	2,687	[2]	75,908
Staples, Inc.	2,732		64,175
Starwood Hotels & Resorts Worldwide, Inc.	621		37,943
Station Casinos, Inc.	806	[2]	58,838
Total Consumer Discretionary			452,580
Consumer Staples - 4.6%
PepsiCo, Inc.	964		58,283
Procter & Gamble Co.	2,153		116,800
Total Consumer Staples			175,083
Energy - 9.0%
ENSCO International, Inc.	738	[2]	36,893
Schlumberger, Ltd.	1,827		119,796
Southwestern Energy Co.*	1,287		41,570
Weatherford International, Ltd.*	2,744		142,798
Total Energy			341,057
Financials - 9.1%
American International Group, Inc.	1,227		74,602
CB Richard Ellis Group, Inc.*	1,106		85,571
Goldman Sachs Group, Inc.	549		82,872
Merrill Lynch & Co., Inc.	1,424		103,112
Total Financials			346,157
Health Care - 31.5%
Amgen, Inc.*	1,374		92,869
Cardinal Health, Inc.	1,307		87,451
Caremark Rx, Inc.*	1,353		64,903
Cephalon, Inc.*	547	[2]	32,667
Genentech, Inc.*	1,453	[2]	120,541
Genzyme Corp.*	1,070		63,665
Gilead Sciences, Inc.*	2,261		129,622
McKesson Corp.	1,789		88,556
Medtronic, Inc.	1,772	[2]	89,468
MGI Pharmaceuticals, Inc.*	2,900	[2]	52,229
Novartis AG, Sponsored ADR	1,907		105,800
Omnicare, Inc.	1,232	[2]	57,116
Shire Pharmaceuticals PLC	2,192	[2]	96,864
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	3,052	[2]	111,123
Total Health Care			1,192,874
Industrials - 8.3%
AMR Corp.*	3,148	[2]	77,630
General Electric Co.	4,722		161,776
UTI Worldwide, Inc.	2,792	[2]	76,026
Total Industrials			315,432
Information Technology - 26.4%
Applied Materials, Inc.	3,342	[2]	56,513
Autodesk, Inc.	3,176		115,575
BEA Systems, Inc.*	8,230		111,599
Brocade Communications Systems, Inc.*	14,263		87,147
Google, Inc.*	341		126,791
Marvell Technology Group Ltd.*	1,993		95,006
Network Appliance, Inc.*	3,008	[2]	96,256
QUALCOMM, Inc.	3,346		151,273
Yahoo!, Inc.*	5,077	[2]	160,382
Total Information Technology			1,000,542
Total Common Stocks
(cost $3,525,291)			3,823,725
Other Investment Companies - 25.9%[1]
Bank of New York Institutional Cash Reserves Fund, 5.04%[3]	961,805		961,805
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.84%	20,121		20,121
Total Other Investment Companies
(cost $981,926)			981,926
Total Investments 126.7%
(cost $4,507,217)			4,805,651
Other Assets, less Liabilities - (26.7)%			(1,011,582)
Net Assets - 100.0%			$3,794,069

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments

Year in Review

For the fiscal year ended May 31, 2006, the Essex Small/Micro Cap Growth Fund (the “Fund”) gained 33.4%, besting the Russell 2000 Index and Russell 2000 Growth Index, which both returned 18.2%. The Fund continues to benefit from strong stock picking and bottom-up, fundamental research allowing the team to capitalize on the inefficiency of the space.

Essex has maintained a consistent philosophy for this Fund. The focus is on generating a portfolio of best ideas with companies in different phases of growth and those that exhibit the early signs of improving business conditions. Nancy Prial, CFA, Senior Principal and portfolio manager for the strategy, believes the change in the earnings growth rate is the single best predictor of future stock performance. Nancy and the analysts constantly screen for companies experiencing earnings acceleration that could translate into solid growth potential. The team conducts fundamental analysis to identify those companies perceived to be undervalued versus their future growth prospects. This process uncovers companies with accelerating earnings in market segments best positioned for growth, regardless of the current economic environment. Companies with accelerating earnings growth are also uncovered in traditional (growth) and non-traditional (value) areas of the market.

Top performing sectors for this period relative to the benchmark were technology, producer durables and health care. In technology, specific holdings in the computer technology and computer services software and systems areas most positively contributed to the Fund’s relative performance for the period. In software, Essex has benefited from strong demand for security software, both as it relates to internet commerce and enterprise security and communications, and to wireless and networking infrastructure. One company that did particularly well in the communications technology space was Stratex Networks. Stratex did well as a result of strong backlog and order flow, as well as the announcement of a license agreement with Alcatel. The Fund’s holdings in software represent investments that capitalize on the continued growth of internet-based technologies. In storage, Essex has focused on the disk drive industry, which is growing as a result of new consumer product related demand as well as solid enterprise computer demand. Stocks in this area are all gaining market share in their industries. In the semi-conductor area, a number of the Fund’s holdings that have performed well are re-emerging growth stories, with management teams that are aggressively changing operations to improve shareholder returns.

The Fund’s holdings in the producer durables sector performed well on the heels of a number of significant movers. In particular, stocks in the industrial machinery space appreciated solidly, including Columbus McKinnon, Bucyrus International, and JLG Industries. It is important to note that while the Fund has had a relatively small weight in traditional oil and gas companies, it maintains a focus on companies that benefit from efforts to solve energy issues. All of the Fund’s companies in industrial machinery benefit as businesses seek solutions for high oil and gas prices, either through capital spending to improve industrial efficiency, which benefits Columbus McKinnon and JLG, or through the increased use of coal and alternative energy, which benefits Bucyrus. Another notable performer in producer durables was Intevac Inc., a company that designs, manufactures and markets magnetic media used in hard disk drives and is also a developer and provider of technology for extreme low-light imaging sensors, cameras and systems. Intevac has a robust long-term growth opportunity in its hard disk drive business, which benefits from continued industry unit growth and perpendicular recording upgrade opportunities.

Health care stocks in the portfolio performed positively during the period. Highlights came from various industries across the sector including Kendle International in the biotechnology area, Illumina and Luminex in medical electronics, and Meridian Bioscience in the medical services area. Performing poorly in the health care sector was medical systems stock Aspect Medical. Aspect did not perform well as a result of earnings guidance that was disappointing relative to consensus expectations, due to increased sales and marketing expenses. However, the company remains a holding as Essex believes that significant upside potential exists if the company successfully expands into new applications, such as the treatment of depression and Alzheimer’s, which could accelerate growth considerably. Overall, the Fund continues to maintain a relative overweight to the index in health care, as Essex continues to believe that the sector will be a market leader in the year ahead. Their primary focus remains on companies in the biotechnology and medical device areas.

Consumer stocks also performed well for the period. While a warmer than normal winter blunted some of the impact of higher heating bills and positive employment trends kept wages on an upward path, Essex still remains concerned that a slowdown in housing will restrain spending later this year. While Essex is cautious on the macro environment for consumer spending, there are opportunities within retail for companies that are improving their merchandise, and can therefore gain market share even in a relatively soft environment. For instance, both Christopher and Banks and DressBarn have improved their merchandise offerings, driving strong earnings growth despite macroeconomic challenges for their core moderate consumer. Additionally, an emphasis remains on selected retailers with well defined market positions, such as United Natural Foods, as well as those with the potential for sustained operating margin improvement, such as Guess Inc. In addition to holdings in the retail area that performed well, commercial services stocks also had an impressive quarter, notably, The Providence Service Corp., Kenexa Corp, and Perficient Inc. These companies benefited from an increase in outsourcing and consulting services, which allow companies and governments to focus on their core businesses. Providence provides government-sponsored social services through contracts with non-profit entities, and Kenexa focuses on human resources, specifically talent management applications. Perficient provides consulting services for web-based software.

In the consumer staples area, grocery store chain Wild Oats Markets performed well for the period. Wild Oats reported strong results last quarter and issued 2006 guidance that was well ahead of expectations. Same stores sales momentum is positive, and investors’ confidence in the company’s strategic initiatives has increased considerably.

Essex firmly believes this macroeconomic environment will continue to favor growth stocks of all sizes. Moderating economic activity suggests that corporate profits will also slow from the strong

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments (continued)

pace of the past few years. With growth perhaps becoming scarcer this year compared to last, investors will begin to place a larger premium on companies that exhibit superior gains in both revenues and earnings. The philosophy and process for this portfolio has always been to find solid growth companies that demonstrate improving business conditions, have positive catalysts for sustainable earnings improvement, and exhibit attractive valuations. There are always investment opportunities to be discovered and we will continue to invest the Essex Small/Micro Cap Growth Fund in companies with earnings acceleration and growth potential not yet realized by the market.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000 Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A shares and includes, for periods prior to the Fund’s inception on June 25, 2002, the return of the Burridge 401(k) Plan Trust, the predecessor account, to a $10,000 investment made in the Russell 2000 Growth Index for the same time period. The predecessor account began operations on September 28, 2000, and its objectives, policies, guidelines and restrictions were, in all material respects, the same as the Fund’s. The predecessor account was not registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon funds. If the predecessor account had been registered as a mutual fund, the predecessor account’s performance may have been adversely affected. The performance of the predecessor account was calculated according to the standardized SEC method, except that quarterly rather than daily fund values were used. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Essex Small/Micro Cap Growth Fund – Class A shares and the Russell 2000 Growth Index since inception through May 31, 2006.

Average Annualized Total Returns	One Year	Five Year	Since Inception*
Essex Small/Micro Cap Growth Fund - Class A	33.36%	15.95%	16.08%
Russell 2000 Growth Index	18.22%	4.03%	(1.09)%

*	Commencement of operations was September 28, 2000.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings, earnings patterns, competitive conditions, limited earnings history, and reliance on one or a limited number of products.

Essex Small/Micro Cap Growth Fund

Fund Snapshots

May 31, 2006

Portfolio Breakdown

Essex Small/Micro Cap Growth Fund

(as a % net assets)

Russell 2000 Growth Index

Top Ten Holdings

Security Name	Percentage of Net Assets
Illumina, Inc.	2.5%
Kyphon, Inc.*	2.5
Bucyrus International	2.3
Kendle International, Inc.*	2.0
ANADIGICS, Inc.	2.0
Neoware Systems, Inc.*	1.8
Luminex Corp.*	1.7
Stratex Networks, Inc.	1.7
Guess?, Inc.	1.7
Ladish Co., Inc.	1.6

Top Ten as a Group	19.8%

*	Top Ten Holding at November 30, 2005

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments

May 31, 2006

Essex Small/Micro Cap

	Shares		Value
Common Stocks - 94.1%
Consumer Discretionary - 9.0%
Bakers Footwear Group, Inc.*	30,309	[2]	$425,841
Christopher & Banks Corp.	35,245		949,500
Cosi, Inc.*	63,786		518,580
Dress Barn, Inc., The*	38,930	[2]	910,573
Drew Industries, Inc.*	23,859		756,330
Guess?, Inc.*	28,007		1,161,170
Lifetime Brands, Inc.	28,445	[2]	787,927
Stamps.com, Inc.*	25,635	[2]	768,794
Total Consumer Discretionary			6,278,715
Consumer Staples - 3.0%
Revlon, Inc., Class A*	173,408		516,756
United Natural Foods, Inc.*	21,005	[2]	695,266
Wild Oats Markets, Inc.*	56,452	[2]	900,409
Total Consumer Staples			2,112,431
Energy - 1.2%
Newpark Resources, Inc.*	146,145	[2]	859,333
Financials - 2.0%
AmericanWest Bancorp*	23,911		557,605
Argonaut Group, Inc.*	25,942	[2]	797,976
Total Financials			1,355,581
Health Care - 18.8%
Aspect Medical Systems, Inc.*	30,930	[2]	606,847
Biolase Technology, Inc.*	85,072	[2]	632,936
Illumina, Inc.*	63,016	[2]	1,722,226
Kendle International, Inc.*	43,385		1,406,542
Keryx Biopharmaceuticals, Inc.*	48,137		688,359
Kyphon, Inc.*	43,245		1,716,393
Luminex Corp.*	72,118	[2]	1,175,523
Meridian Bioscience, Inc.	31,876	[2]	758,330
Natus Medical, Inc.*	39,210		488,949
Neogen Corp.*	34,134		696,334
Omnicell, Inc.*	71,541		957,934
Somanetics Corp.*	35,114	[2]	549,534
Sonosite, Inc.*	15,807	[2]	581,381
Stereotaxis, Inc.*	45,214	[2]	443,549
Vital Images, Inc.*	28,357	[2]	660,435
Total Health Care			13,085,272
Industrials - 22.3%
Ameron International Corp.	13,128		751,972
BE Aerospace, Inc.*	48,006		1,064,293
BTU International*	37,407		576,442
Bucyrus International, Inc.	31,403		1,602,808
Color Kinetics, Inc.*	39,350	[2]	602,842
Columbus McKinnon Corp.*	34,256		900,933
Comfort Systems USA, Inc.	74,429	[2]	967,577
Dynamex, Inc.*	44,068	[2]	870,343
Educate, Inc.*	52,513	[2]	461,064
Intermagnetics General Corp.*	34,764	[2]	808,958
JLG Industries, Inc.	35,166	[2]	764,861
Kenexa Corp.*	29,758		901,667
Ladish Co., Inc.*	28,882		1,137,662
Lamson & Sessions Co.*	25,504	[2]	622,043
Layne Christensen Co.*	26,878	[2]	728,394
Portec Rail Products, Inc.	46,439		637,515
Portfolio Recovery Associates, Inc.*	17,933	[2]	883,559
Providence Service Corp.*	22,187	[2]	692,013
Schawk, Inc.	25,802	[2]	488,174
Total Industrials			15,463,120
Information Technology - 33.6%
Amkor Technology, Inc.*	117,324	[2]	1,115,751
ANADIGICS, Inc.*	161,155	[2]	1,376,263
Answerthink, Inc*	109,797	[2]	516,046
Blackboard, Inc.*	35,158		930,984
Bottomline Technologies, Inc.*	43,936	[2]	441,996
Concur Technologies, Inc.*	40,120	[2]	604,608
Corillian Corp.*	215,287		624,332
CyberSource Corp.*	75,961	[2]	723,149
Interactive Intelligence, Inc.*	14,540		147,145
Intevac, Inc.*	36,401		780,437
LivePerson, Inc.*	120,781		571,294
LTX Corp.*	95,434		708,120
Measurement Specialties, Inc.*	23,631	[2]	645,835
Merix Corp.*	84,800		815,776
MICROS Systems, Inc.*	16,647		685,024
Neoware Systems, Inc.*	61,266	[2]	1,265,755
NIC, Inc.*	109,228	[2]	701,244
Online Resources Corp.*	49,030	[2]	599,637
OPNET Technologies, Inc.*	68,399		774,961
Perficient, Inc.*	79,645		1,111,048
Planar Systems, Inc.*	48,444		648,181
Presstek, Inc.*	47,437	[2]	463,459
Rimage Corp.*	19,666	[2]	415,346
Sierra Wireless, Inc.*	59,997	[2]	1,013,949
Sirenza Microdevices, Inc.*	89,080		1,017,294
SkillSoft PLC*	131,249		752,057
Stratex Networks, Inc.*	280,614	[2]	1,172,967
Ultimate Software Group, Inc., The*	30,388	[2]	689,504
VA Software Corp.*	149,978		635,907

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments (continued)

Essex Small/Micro Cap

	Shares		Value
Information Tecnology (continued)
webMethods, Inc.*	82,700		$746,781
WebSideStory, Inc.*	44,636	[2]	611,960
Total Information Technology			23,306,810
Materials - 3.2%
American Vanguard Corp.	32,673	[2]	618,500
Landec Corp.*	103,714		890,903
PH Glatfelter Co.	40,260		703,745
Total Materials			2,213,148
Telecommunication Services - 1.0%
@Road, Inc.*	120,728	[2]	667,626
Total Common Stocks
(cost $65,353,377)			65,342,036
Other Investment Companies - 27.6%[1]
Bank of New York Institutional Cash Reserves Fund, 5.04%[3]	16,056,443		16,056,443
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.84%	3,062,498		3,062,498
Total Other Investment Companies
(cost $19,118,941)			19,118,941
Total Investments - 121.7%
(cost $84,472,318)			84,460,977
Other Assets, less Liabilities - (21.7)%			(15,050,546)
Net Assets - 100.0%			$69,410,431

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds - Essex Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At May 31, 2006, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Essex Growth	$28,395,106	$4,315,653	$(552,895)	$3,762,758
Essex Large Cap Growth	4,512,045	407,746	(114,140)	293,606
Essex Small/Micro Cap Growth	84,554,859	3,908,224	(4,002,106)	(93,882)

*	Non-income-producing security
[1]	Yield shown for an investment company represents its May 31, 2006, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of May 31, 2006, amounting to:

Fund	Market Value	% of Net Assets
Essex Growth	$7,162,501	29.19%
Essex Large Cap Growth	942,192	24.83%
Essex Small/Micro Cap Growth	15,634,082	22.52%

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.

Investments Definitions and Abbreviations:

ADR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

Managers AMG Funds

Statements of Assets and Liabilities

May 31, 2006

	Essex Growth	Essex Large Cap Growth	Essex Small/Micro Cap Growth
Assets:
Investments at value* (including securities on loan valued at $7,162,501, $942,192, and $15,634,082, respectively)	$32,157,864	$4,805,651	$84,460,977
Cash	24,251	—	188,667
Receivable for investments sold	803,872	116,937	—
Receivable for Fund shares sold	621	—	1,862,872
Receivable from Advisor	—	1,301	—
Dividends, interest and other receivables	10,359	1,611	23,331
Prepaid expenses	12,272	3,963	13,449

Total assets	33,009,239	4,929,463	86,549,296

Liabilities:
Payable for investments purchased	1,104,979	130,611	886,649
Payable for Fund shares repurchased	6,500	—	75,223
Payable upon return of securities loaned	7,265,378	961,805	16,056,443
Accrued expenses:
Investment advisory and management fees	21,232	—	38,629
Other	72,931	42,978	81,921

Total liabilities	8,471,020	1,135,394	17,138,865

Net Assets	$24,538,219	$3,794,069	$69,410,431

Net Assets Represent:
Paid-in capital	$117,430,243	$2,583,798	$69,115,528
Undistributed net investment income	—	—	—
Accumulated net realized gain (loss) from investments	(96,696,874)	911,837	306,244
Net unrealized appreciation (depreciation) of investments	3,804,850	298,434	(11,341)

Net Assets	$24,538,219	$3,794,069	$69,410,431

Investor Class Shares - Net Assets	$446,561	n/a	n/a
Shares Outstanding	45,369	n/a	n/a

Net asset value, offering and redemption price per share	$9.84	n/a	n/a

Institutional Class Shares - Net Assets	$24,091,658	$3,794,069	n/a
Shares Outstanding	2,417,079	317,302	n/a

Net asset value, offering and redemption price per share	$9.97	$11.96	n/a

Class A Shares - Net Assets	n/a	n/a	$66,701,514
Shares Outstanding	n/a	n/a	3,522,721

Net asset value, offering and redemption price per share	n/a	n/a	$18.93

Public offering price per share based on a maximum sales charge of 5.75%	n/a	n/a	$20.08
Class C Shares - Net Assets	n/a	n/a	$2,708,917
Shares Outstanding	n/a	n/a	143,402

Net asset value, offering and redemption price per share	n/a	n/a	$18.89

* Investments at cost	$28,353,014	$4,507,217	$84,472,318

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Operations

For the fiscal year ended May 31, 2006

	Essex Growth	Essex Large Cap Growth	Essex Small/Micro Cap Growth*
Investment Income:
Dividend income	$196,792	$62,952	$84,616
Foreign withholding tax	(2,948)	(695)	—
Securities lending fees	21,956	1,092	15,159

Total investment income	215,800	63,349	99,775

Expenses:
Investment advisory and management fees	355,348	59,860	219,125
Distribution fees - Class A shares	—	—	54,073
Distribution fees - Class C shares	—	—	3,310
Distribution fees - Investor class shares	1,126	—	—
Custodian	30,745	20,580	79,066
Registration fees	26,327	7,351	24,144
Professional fees	23,808	19,444	11,799
Reports to shareholders	19,822	5,816	17,322
Transfer agent	4,255	596	6,356
Trustees fees and expenses	2,157	855	948
Miscellaneous	12,472	3,344	4,469

Total expenses before offsets	476,060	117,846	420,612

Expense reimbursement	—	(28,712)	(90,060)
Expense reduction	(15,780)	(6,850)	—

Net expenses	460,280	82,284	330,552

Net investment loss	(244,480)	(18,935)	(230,777)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,498,986	962,677	1,431,436
Net unrealized appreciation (depreciation) of investments	1,957,330	(83,695)	(1,010,498)

Net realized and unrealized gain	5,456,316	878,982	420,938

Net Increase in Net Assets Resulting from Operations	$5,211,836	$860,047	$190,161

*	At the close of business February 28, 2006, all existing shares of the Essex Small/Micro Cap Growth Fund were converted to Class A Shares. Class C shares commenced operations on March 1, 2006.

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Changes in Net Assets

For the fiscal years ended May 31, and October 31,

	Essex Growth			Essex Large Cap Growth
	May 31, 2006	May 31, 2005*	October 31, 2004**	May 31, 2006	May 31, 2005*	October 31, 2004**
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(244,480)	$(124,636)	$(717,599)	$(18,935)	$23,197	$(23,928)
Net realized gain (loss) on investments	3,498,986	8,566,406	4,841,303	962,677	220,547	(251,083)
Net unrealized appreciation (depreciation) of investments	1,957,330	(6,238,261)	(7,241,634)	(83,695)	100,586	216,987

Net increase (decrease) in net assets resulting from operations	5,211,836	2,203,509	(3,117,930)	860,047	344,330	(58,024)

Distributions to Shareholders:
From net investment income	—	—	—	(11,412)	(11,914)	—
From net realized gain on investments	—	—	—	—	—	(5,249)

Total distributions to shareholders	—	—	—	(11,412)	(11,914)	(5,249)

From Capital Share Transactions:
Proceeds from sale of shares	2,725,201	1,194,343	3,643,113	1,315	1,260,000	8,680,001
Reinvestment of dividends and distributions	—	—	—	11,412	11,914	5,249
Cost of shares repurchased	(23,367,620)	(23,944,703)	(19,624,777)	(6,599,570)	(2,027,905)	(100,082)

Net increase (decrease) from capital share transactions	(20,642,419)	(22,750,360)	(15,981,664)	(6,586,843)	(755,991)	8,585,168

Total increase (decrease) in net assets	(15,430,583)	(20,546,851)	(19,099,594)	(5,738,208)	(423,575)	8,521,895

Net Assets:
Beginning of period	39,968,802	60,515,653	79,615,247	9,532,277	9,955,852	1,433,957

End of period	$24,538,219	$39,968,802	$60,515,653	$3,794,069	$9,532,277	$9,955,852

End of period undistributed net investment income	—	—	—	—	$11,283	—

*	For the period November 1, 2004 through May 31, 2005.
**	For the period November 1, 2003 through October 31, 2004.

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Changes in Net Assets

For the fiscal years ended May 31,

	Essex Small/Micro Cap Growth
	2006*	2005
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(230,777)	$(204,036)
Net realized gain (loss) on investments	1,431,436	(418,025)
Net unrealized depreciation of investments	(1,010,498)	(109,788)

Net increase (decrease) in net assets resulting from operations	190,161	(731,849)

Distributions to Shareholders:

From net realized gain on investments	(643,980)	(554,382)

From Capital Share Transactions:
Proceeds from sale of shares	72,945,181	9,092,979
Reinvestment of dividends and distributions	631,498	527,098
Cost of shares repurchased	(12,222,883)	(24,156,211)

Net increase (decrease) from capital share transactions	61,353,796	(14,536,134)

Total increase (decrease) in net assets	60,899,977	(15,822,365)

Net Assets:
Beginning of year	8,510,454	24,332,819

End of year	$69,410,431	$8,510,454

End of year undistributed net investment income	—	—

*	At the close of business February 28, 2006, all existing shares of the Essex Small/Micro Cap Growth Fund were converted to Class A Shares. Class C shares commenced operations on March 1, 2006.

The accompanying notes are an integral part of these financial statements.

Essex Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended May 31, 2006	For the fiscal period ended May 31, 2005**	For the fiscal year ended October 31,
Institutional Class Shares			2004	2003	2002*
Net Asset Value, Beginning of Period	$8.86	$8.54	$8.97	$7.04	$8.21

Income from Investment Operations:
Net investment loss	(0.10)	(0.03)	(0.10)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	1.21	0.35	(0.33)	2.00	(1.11)

Total from investment operations	1.11	0.32	(0.43)	1.93	(1.17)

Net Asset Value, End of Period	$9.97	$8.86	$8.54	$8.97	$7.04

Total Return[1]	12.53%	3.75%[2]	(4.79)%	27.41%	(14.25)%[2]

Ratio of net expenses to average net assets	1.29%	1.41%[3]	1.31%	1.33%	1.39%[3]
Ratio of net investment loss to average net assets[1]	(0.68)%	(0.42)%[3]	(0.98)%	(0.83)%	(1.06)%[3]
Portfolio turnover	74%	139%[2]	107%	111%	170%[2]
Net assets at end of period (000’s omitted)	$24,092	$39,434	$59,934	$78,473	$70,295

Expense Offsets:[4]
Ratio of total expenses to average net assets	—	—	—	—	1.40%[3]
Ratio of net investment loss to average net assets	—	—	—	—	(1.07)%[3]

Investor Class Shares	For the fiscal year ended May 31, 2006	For the fiscal period ended May 31, 2005**	For the fiscal year ended October 31,
			2004	2003	2002	2001
Net Asset Value, Beginning of Period	$8.77	$8.46	$8.91	$7.01	$8.85	$16.94

Income from Investment Operations:
Net investment loss	(0.09)	(0.04)	(0.17)	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	1.16	0.35	(0.28)	1.97	(1.76)	(8.04)

Total from investment operations	1.07	0.31	(0.45)	1.90	(1.84)	(8.09)

Net Asset Value, End of Period	$9.84	$8.77	$8.46	$8.91	$7.01	$8.85

Total Return[1]	12.20%	3.66%[2]	(5.05)%	27.10%	(20.79)%	(47.76)%

Ratio of net expenses to average net assets	1.54%	1.66%[3]	1.56%	1.58%[5]	1.10%[5]	1.10%[5]
Ratio of net investment loss to average net assets[1]	(0.93)%	(0.67)%[3]	(1.23)%	(1.08)%[5]	(0.82)%[5]	(0.41)%[5]
Portfolio turnover	74%	139%[2]	107%	111%	170%	212%
Net assets at end of period (000’s omitted)	$447	$535	$582	$1,142	$475	$131,430

Expense Offsets:[4]
Ratio of total expenses to average net assets	—	—	—	—	1.20%	1.16%
Ratio of net investment loss to average net assets	—	—	—	—	(0.91)%	(0.47)%

*	At the close of business February 28, 2002, all existing shares of the Fund were converted to Institutional Class shares. Results prior to March 1, 2002 are reflected in the financial highlights of the Investor Class.
**	For the period November 1, 2004 through May 31, 2005.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1c of Notes to Financial Statements.)
[2]	Not annualized.
[3]	Annualized.
[4]	Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1c of Notes to Financial Statements.)
[5]	Ratios reflect expense reimbursements that were in effect prior to March 1, 2002. (See Notes to Financial Statements.)

Essex Large Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended May 31, 2006	For the fiscal period ended May 31, 2005**	For the fiscal year ended Oct. 31, 2004	For the fiscal period ended Oct. 31, 2003*
Net Asset Value, Beginning of Period	$11.33	$11.03	$10.93	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.06)	0.01	(0.03)	(0.00)#
Net realized and unrealized gain on investments	0.71	0.31	0.17	0.93

Total from investment operations	0.65	0.32	0.14	0.93

Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.02)	—	—
Net realized and unrealized gain on investments	—	—	(0.04)	—

Total distributions to shareholders	(0.02)	(0.02)	(0.04)	—

Net Asset Value, End of Period	$11.96	$11.33	$11.03	$10.93

Total Return[1]	5.69%	2.85%[2]	1.28%	9.30%[2]

Ratio of net expenses to average net assets	1.03%	1.10%[3]	1.10%	1.10%[3]
Ratio of net investment income (loss) to average net assets[1]	(0.24)%	0.41%[3]	(0.36)%	(0.10)%[3]
Portfolio turnover	84%	73%[2]	61%	32%[2]
Net assets at end of period (000’s omitted)	$3,794	$9,532	$9,956	$1,434

Expense Offsets:[4]
Ratio of total expenses to average net assets	1.48%	1.69%[3]	1.47%	18.51%[3]
Ratio of net investment loss to average net assets	(0.68)%	(0.17)%[3]	(0.73)%	(17.51)%[3]

*	Commencement of operations was June 30, 2003.
**	For the period November 1, 2004 through May 31, 2005.
#	Rounds to less than $(0.01).
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1c of Notes to Financial Statements.)
[2]	Not annualized.
[3]	Annualized.
[4]	Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1c of Notes to Financial Statements.)

Essex Small/Micro Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Class A Shares	For the fiscal year ended May 31,			For the fiscal period ended May 31, 2003**
	2006*	2005	2004
Net Asset Value, Beginning of Period	$14.81	$15.18	$10.55	$10.00

Income from Investment Operations:
Net investment loss	(0.06)	(0.26)	(0.18)	(0.09)
Net realized and unrealized gain on investments	4.94	0.48 [5]	4.97	0.64

Total from investment operations	4.88	0.22	4.79	0.55

Less Distributions to Shareholders from:

Net realized and unrealized gain on investments	(0.76)	(0.59)	(0.16)	—

Net Asset Value, End of Period	$18.93	$14.81	$15.18	$10.55

Total Return[1]	33.35%	1.16%	45.39%	5.50%[2]

Ratio of net expenses to average net assets	1.49%	1.49%	1.49%	1.49%[3]
Ratio of net investment loss to average net assets[1]	(1.04)%	(1.26)%	(1.28)%	(1.16)%[3]
Portfolio turnover	78%	118%	84%	121%[2]
Net assets at end of period (000’s omitted)	$66,702	$8,510	$24,333	$1,728

Expense Offsets:[4]
Ratio of total expenses to average net assets	1.91%	2.17%	2.50%	6.68%[3]
Ratio of net investment loss to average net assets	(1.45)%	(1.92)%	(2.29)%	(1.16)%[3]

Class C Shares	For the fiscal period ended May 31, 2006*
Net Asset Value, Beginning of Period	$19.71

Income from Investment Operations:
Net investment loss	(0.04)
Net realized and unrealized loss on investments	(0.78)

Total from investment operations	(0.82)

Net Asset Value, End of Period	$18.89

Total Return[1]	(4.11)%[2]

Ratio of net expenses to average net assets	2.24%[3]
Ratio of net investment loss to average net assets[1]	(1.76)%[3]
Portfolio turnover	78%
Net assets at end of period (000’s omitted)	$2,709

Expense Offsets:[4]
Ratio of total expenses to average net assets	2.56%[3]
Ratio of net investment loss to average net assets	(2.08)%[3]

*	At the close of business February 28, 2006, all existing shares of the Essex Small/Micro Cap Growth Fund became Class A Shares. Class C shares commenced operations on March 1, 2006.
**	Commencement of operations was June 25, 2002.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1c of Notes to Financial Statements.)
[2]	Not annualized.
[3]	Annualized.
[4]	Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursoble expenses such as interest and taxes. (See Note 1c of Notes to Financial Statements.)
[5]	The per share number is inconsistent with the Statement of Operations due to the timing of capital share activity.

Managers AMG Funds

Notes to Financial Statements

May 31, 2006

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are three equity funds, Essex Growth Fund (“Growth”), formerly known as Essex Aggressive Growth Fund; Essex Large Cap Growth Fund (“Large Cap”) and Essex Small/Micro Cap Growth Fund (“Small/Micro Cap”) (each a “Fund” and collectively the “Funds”).

Growth offers both Institutional and Investor Class shares. Institutional shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a minimum investment of $100,000. Investor shares are offered to all other investors. Effective February 28, 2006, Essex Small/Micro Cap Growth Fund now offers two classes of shares, Class A and Class C. All legacy shareholders as of February 28, 2006 were converted into Class A shares. An initial investment of $1,500 was made in Class C by Managers Investment Group LLC. Each class represents interest in the same assets of the Funds and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of the Funds, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Sales of Small/Micro Cap Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Small/Micro Cap Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Large Cap currently offers only Institutional shares.

At a meeting held on May 20, 2006, the Trust’s Board of Trustees unanimously approved the following: The liquidation and termina-tion of the Essex Large Cap Growth Fund, effective on or about July 31, 2006; Changing the name of Essex Aggressive Growth Fund to Essex Growth Fund, effective June 7, 2006; The closing and subsequent merger of Growth Fund’s Investor Class shares to Institutional Class shares at the close of business, June 30, 2006.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the-counter securities, are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. An investment valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures. The Investment Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash

Managers AMG Funds

Notes to Financial Statements (continued)

dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust, and in some cases other affliated funds based upon their relative average net assets or number of shareholders.

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the fiscal year ended May 31, 2006, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Growth - $15,780 or 0.03% and Large Cap - $6,850 or 0.08%.

Each of the Funds has a “balance credit” agreement with The Bank of New York (“BNY”) whereby each Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce the custody expense that would otherwise be charged to each Fund. For the fiscal year ended May 31, 2005, the custodian expense was not reduced. At May 31, 2006, overdraft fees for Growth, Large Cap, and Small/Micro Cap equaled $0, $1,339, and $864, respectively.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years 2006 and 2005 were as follows:

	Growth		Large Cap		Small/Micro Cap
Distributions paid from:	2006	2005	2006	2005	2006	2005
Ordinary income	—	—	$11,412	$11,914	—	—
Short-term capital gains	—	—	—	—	—	$455,618
Long-term capital gains	—	—	—	—	$643,980	98,764

	—	—	$11,412	$11,914	$643,980	$554,382

As of May 31, 2006, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Growth	Large Cap	Small/Micro Cap
Capital loss carryforward	$96,654,782	—	—
Undistributed short-term capital gains	—	$244,272	—
Undistributed long-term capital gains	—	$672,393	$388,785

Managers AMG Funds

Notes to Financial Statements (continued)

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

f. Capital Loss Carryovers

As of May 31, 2006, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires May 31,
Growth	$78,888,305	2009
	17,766,477	2010

For the fiscal year ended May 31, 2006, Growth, Large Cap, and Small/Micro Cap have utilized capital loss carryovers in the amounts of $3,507,764, $13,339, and $98,323, respectively.

g. Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the fiscal year ended May 31, 2006, the capital stock transactions in the Funds by Class were:

	Growth				Large Cap
	2006		2005		2006		2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class Shares
Proceeds from the sale of shares	13,425	$134,611	20,805	$178,596	n/a	n/a	n/a	n/a
Reinvestment of dividends and distributions	—	—	—	—	n/a	n/a	n/a	n/a
Cost of shares repurchased	(29,105)	(261,210)	(28,526)	(240,877)	n/a	n/a	n/a	n/a

Net Decrease	(15,680)	$(126,599)	(7,721)	$(62,281)	n/a	n/a	n/a	n/a

Institutional Class Shares
Proceeds from the sale of shares	258,098	$2,590,590	115,182	$1,015,747	105	$1,315	112,922	$1,260,000
Reinvestment of dividends and distributions	—	—	—	—	933	11,412	1,009	11,914
Cost of shares repurchased	(2,292,377)	(23,106,410)	(2,685,694)	(23,703,826)	(525,083)	(6,599,570)	(175,361)	(2,027,905)

Net Decrease	(2,034,279)	$(20,515,820)	(2,570,512)	$(22,688,079)	(524,045)	$(6,586,843)	(61,430)	$(755,991)

	Small/Micro Cap
	2006		2005
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from the sale of shares	3,603,495	$70,007,965	615,932	$9,092,979
Reinvestment of dividends and distributions	35,811	631,498	32,638	527,098
Cost of shares repurchased	(691,061)	(12,212,745)	(1,677,185)	(24,156,211)

Net Increase (Decrease)	2,948,245	$58,426,718	(1,028,615)	$(14,536,134)

Class C Shares*
Proceeds from the sale of shares	143,913	$2,937,216	—	—
Reinvestment of dividends and distributions	—	—	—	—
Cost of shares repurchased	(510)	(10,138)	—	—

Net Increase	143,403	$2,927,078	—	—

*	Class C shares commenced operations on March 1, 2006.

Managers AMG Funds

Notes to Financial Statements (continued)

At May 31, 2006, certain shareholders and omnibus shareholder accounts individually held greater than 10% of the outstanding shares of the Funds as follows: Growth Institutional Class - two collectively own 27%; Growth Investor Class - four collectively own 74%; Large Cap - five collectively own 100%; Small/Micro Cap Class A - one owns 46%; Small/Micro Cap Class C – one owns 45%. Transactions by these shareholders may have a material impact on their respective Funds.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (formerly The Managers Funds LLC) (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC. The Funds’ investment portfolios are managed by Essex Investment Management Company, LLC (“Essex”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Essex with respect to each of the Funds. AMG indirectly owns a majority interest in Essex. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

Growth is obligated by its Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Essex 1.00% of the average daily net assets of the Fund for its services as subadvisor. Large Cap is obligated by its Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 0.75% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Essex 0.75% of the average daily net assets of the Fund for its services as subadvisor.

Prior to January 1, 2005, Essex Small/Micro Cap Growth Fund was subadvised by The Burridge Group, LLC (“Burridge”), under terms substantially identical as the current Subadvisory Agreement. Effective as of the close of business on December 31, 2004, Burridge completed a reorganization transaction (the “Reorganization”) with Essex Investment Management Company, LLC (“Essex”) an affiliate of Burridge. As part of the Reorganization, Burridge transferred the assets and personnel associated with a portion of its management business, and the portfolio team responsible for providing subadvisory services to Small/Micro Cap. The Fund is obligated by its Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Essex 1.00% of the average daily net assets of the Fund for its services as subadvisor. Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs that the Investment Manager bears in providing such services to the Funds.

The Investment Manager has voluntarily agreed, through March 1, 2007, to reimburse Large Cap to the extent total annual operating expenses of Large Cap exceed 1.10% of the Fund’s average daily net assets and through October 1, 2007, to reimburse Small/Micro Cap to the extent total annual operating expenses of Small/Micro Cap exceed 1.49% of the Fund’s average daily net assets. Large Cap is obligated to repay the Investment Manager such amounts reimbursed in future years provided that the repayment occurs within three (3) years after the reimbursement and that such repayment would not cause the Fund’s operating expenses (excluding interest, taxes, brokerage, and any other extraordinary expense) in any such future year to exceed 1.10% of the Fund’s average daily net assets. Small/Micro Cap is obligated to repay the Investment Manager such amounts reimbursed in future years provided that the repayment occurs within three (3) years after the reimbursement and that such repayment would not cause the Fund’s operating expenses (excluding interest, taxes, brokerage, and any other extraordinary expense) in any such future year to exceed 1.49% of the Fund’s average daily net assets. In addition to any reimbursement agreed to by the Investment Manager, Essex from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. At May 31, 2006, the cumulative amount of unreimbursed expenses for Large Cap and Small/Micro Cap were $129,504 and $278,693, respectively.

Prior to July 1, 2005, the aggregate annual retainer paid to each Independent Trustee was $52,000, plus $2,000 per meeting attended. Effective July 1, 2005, the aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $10,000 per year. (Prior to July 1, 2005, the Independent Chairman was paid an additional $5,000 per year). Effective July 1, 2005, the Chairman of the Audit Committee receives an additional $2,000 per year. The “Trustee fees and expenses” paid by Growth, Large Cap and Small/Micro Cap for the fiscal year ended May 31, 2006 were $2,157, $855, and $948, respectively. These amounts represent each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Growth and Small/Micro Cap have entered into 12b-1 distribution and shareholder servicing agreements with MDI to act as distributor of the Investor Class shares of Growth and the shares of Small/Micro Cap. Each Fund has adopted a distribution plan to pay for the marketing of the shares. Pursuant to the distribution and shareholder servicing agreements and each Fund’s distribution plan, the Board of Trustees has authorized payments to MDI at an annual rate of up to 0.25%, 0.25%, and 1.00% of average daily net assets of the Growth Investor Class, Small/Micro Cap Class A, and Small/Micro Cap Class C, respectively.

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended May 31, 2006, for Growth were $25,227,190 and $44,787,010, respectively; Large Cap were $6,356,867 and $12,644,381, respectively; and Small/Micro Cap were $74,015,523 and $17,731,112, respectively. There were no purchases or sales of U.S. Government securities for any Fund.

Managers AMG Funds

Notes to Financial Statements (continued)

4. Portfolio Securities Loaned

Each Fund may participate in a securities lending program offered by BNY providing for the lending of portfolio securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate. These earnings (after any rebates) are then divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5. Commitments and contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

Tax Information (unaudited)

The Funds hereby designate the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2005 and 2006 Form 1099-DIVs you receive for the Fund will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, the Funds designate long-term capital gains for the taxable year ended May 31, 2006 as follows:

Large Cap - $672,393

Small/Micro Cap - $1,032,765

The tax character of distributions paid during fiscal years 2006 and 2005 were as follows:

	Growth		Large Cap		Small/Micro Cap
As a % of distributions paid:	2006	2005	2006	2005	2006	2005
Qualified ordinary income	n/a	n/a	100.00%	100.00%	n/a	n/a
Ordinary income - dividends received deduction	n/a	n/a	100.00%	100.00%	n/a	n/a

Report of Independent Registerd Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of

Essex Growth Fund (formerly known as Essex Aggressive Growth Fund),

Essex Large Cap Growth Fund, and Essex Small/Micro Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of portfolio investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Essex Growth Fund (formerly known as Essex Aggressive Growth Fund), Essex Large Cap Growth Fund, and Essex Small/Micro Cap Growth Fund (the “Funds”) at May 31, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 1 of the Notes to Financial Statements, Essex Large Cap Growth will liquidate and distribute any net cash proceeds on or about July 31, 2006, pursuant to a plan approved by the Board of Trustees.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 25, 2006

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 35 Funds in Fund Complex	Professor of Finance, Boston University School of Manage-ment (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 35 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 35 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 35 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Trustee, Guardian Mutual Funds (28 portfolios)

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 35 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 35 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Director of Research, URSA Capital (subsidiaries: Lyra/Starview Capital LLC), (2004-Present); Partner, Northampton Capital Management, LLC; Partner, TRS Associates (Sole Proprietorship) and member of Massachusetts Finance Institute (wholly owned subsidiary of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Peter M. Lebovitz, 1/18/55 • Trustee since 2002 • President since 1999 • Oversees 35 Funds in Fund Complex	Managing Partner, Managers Investment Group LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, The Managers Funds (1999-Present); President, Managers Trust I (2000-Present); President, Managers Trust II (2000-Present); No other directorships held by trustee.

William J. Nutt, 3/30/45 • Trustee since 2005 • Oversees 35 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004).

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Donald S. Rumery, 5/29/58 • Treasurer since 1999	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004).

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Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900

Pasadena, CA 91101

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

The Managers Funds

PFPC, Inc. c/o Wrap Services

P.O. Box 9847

Providence, Rhode Island 02940

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS	MANAGERS BALANCED FUNDS

CAPITAL APPRECIATION

Essex Investment Management Co., LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Bernstein Investment Research and Management

Lazard Asset Management, LLC

Wellington Management Company, LLP

INTERNATIONAL GROWTH

Wellington Management Company, LLP

MICRO-CAP

Kern Capital Management LLC

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RORER LARGE-CAP

Rorer Asset Management, LLC

SMALL CAP

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

20

Oak Associates, Ltd.

BALANCED

Chicago Equity Partners, LLC

Loomis, Sayles & Company L.P.

GLOBAL

333 Global Advisers*

Armstrong Shaw Associates Inc.

Bernstein Investment Research and Management

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

    MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

FIXED INCOME

Loomis, Sayles & Company L.P.

GLOBAL BOND

Loomis, Sayles & Company L.P.

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET (MANAGERS)

JPMorgan Investment Advisors Inc.

MONEY MARKET (FREMONT)

333 Global Advisers*

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

*	A division of Managers Investment Group LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	2006	2005
Essex Growth Fund	$18,960	$18,959
Essex Large Cap Growth Fund	10,860	10,859
Essex Small/Micro Cap Growth Fund	9,240	9,240

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	2006	2005
Essex Growth Fund	$3,000	$4,860
Essex Large Cap Growth Fund	2,750	3,240
Essex Small/Micro Cap Growth Fund	2,500	3,780

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2005 and $0 for fiscal 2004, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2004	2003	2004	2003	2004	2003
Control Affiliates	$155,040	$0	$260,600	$16,350	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a	)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a	)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a	)(3)	Not applicable.

(b	)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date: July 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date: July 31, 2006

By:	/s/ Bruce M. Aronow
Bruce M. Aronow, Chief Financial Officer

Date: July 31, 2006